UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2017

Starwood Waypoint Homes

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36163 (Commission File Number)	80-6260391 (IRS Employer Identification No.)

8665 East Hartford Drive Scottsdale, AZ (Address of principal	85255 (Zip Code)
executive offices)

Registrant’s telephone number,
including area code:
(480) 362-9760

Colony Starwood Homes

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws

On July 28, 2017, Starwood Waypoint Homes (f/k/a Colony Starwood Homes) (the “Company”) entered into articles of amendment (the “Amendment”) to its declaration of trust (the “Declaration of Trust”) and amended and restated its bylaws (the “Bylaws”).  The Declaration of Trust was amended and the Bylaws were amended and restated solely to reflect the change in the Company’s name from “Colony Starwood Homes” to “Starwood Waypoint Homes.” The Amendment and the amended and restated Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

The Company’s common shares of beneficial interest, $0.01 par value per share, will continue to trade on the New York Stock Exchange under the symbol “SFR.”

Item 8.01  Other Events

On July 28, 2017, the Company entered into an amendment (the “Partnership Amendment”) to the Second Amended and Restated Limited Partnership Agreement (the “Partnership Agreement”) of Colony Starwood Homes Partnership, L.P. (now known as Starwood Waypoint Homes Partnership, L.P.) (the “Operating Partnership”), by and among the Company and Starwood Capital Group Global, L.P. as the limited partners of the Operating Partnership, and Colony Starwood Homes GP, Inc. (now known as Starwood Waypoint Homes GP, Inc.) (the “General Partner”), the sole general partner of the Operating Partnership and a wholly owned subsidiary of the Company. The Partnership Amendment was entered into solely to reflect the change in name of the Operating Partnership from “Colony Starwood Homes Partnership, L.P.” to “Starwood Waypoint Homes Partnership, L.P.” and the change in the name of the General Partner from “Colony Starwood Homes GP, Inc.” to “Starwood Waypoint Homes GP, Inc.” The Partnership Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

3.1	Amendment to Articles of Amendment and Restatement of Declaration of Trust of Starwood Waypoint Homes
3.2	Second Amended and Restated Bylaws of Starwood Waypoint Homes
99.1	Amendment to Second Amended and Restated Limited Partnership Agreement of Starwood Waypoint Homes Partnership, L.P., dated July 28, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY STARWOOD HOMES
Dated: July 28, 2017	By:	/s/ Ryan Berry
	Name:	Ryan Berry
	Title:	General Counsel

Exhibit Index

Exhibit No.	Description

3.1	Amendment to Articles of Amendment and Restatement of Declaration of Trust of Starwood Waypoint Homes
3.2	Second Amended and Restated Bylaws of Starwood Waypoint Homes
99.1	Amendment to Second Amended and Restated Limited Partnership Agreement of Starwood Waypoint Homes Partnership, L.P., dated July 28, 2017